GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT is dated as of August 31, 2013 and effective as of October 10, 2013 (as amended, restated or modified from time to time, the “Guaranty”), and is made by HDI PLASTICS, INC., a corporation incorporated under the laws of the State of Texas (the “Guarantor”), in favor of TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

WHEREAS, Hypertension Diagnostics, Inc., a corporation incorporated under the laws of the State of Minnesota (“Borrower”), has entered into a senior secured revolving credit facility agreement, dated as of the date hereof (as may be amended, restated or modified from time to time, the “Credit Agreement”), by and among the Borrower, as borrower, the Guarantor, as guarantor, and the Lender, as lender, pursuant to which the Lender has agreed to advance an aggregate principal amount of up to Three Million and No/100 United States Dollars (US$3,000,000) (the “Loan”) to the Borrower, which Loan shall be further evidenced by a revolving convertible promissory note given by the Borrower in favor of Lender (as may be amended, restated or modified from time to time, the “Note”); and

WHEREAS, in order to induce Lender to make the Loan, and with full knowledge that Lender would not make the Loan without this Guaranty, Guarantor has agreed to execute and deliver this Guaranty to Lender, for the benefit of Lender, as security for the Liabilities and Obligations; and

WHEREAS, Guarantor is a subsidiary of Borrower and will substantially benefit from Lender’s Loan to Borrower;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1.           LIABILITIES GUARANTEED

Guarantor hereby guarantees and becomes surety to Lender for the full, prompt and unconditional payment of the Liabilities and payment and performance of the Obligations, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Borrower under the Note and the other Loan Documents. This Guaranty is a primary obligation of Guarantor and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Lender may require Guarantor to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against Guarantor without being required to bring any proceeding or take any action against Borrower or any other Person prior thereto; the liability of Guarantor hereunder being independent of and separate from the liability of Borrower, any other guarantor, any other Person, and the availability of other collateral security for the Note and the other Loan Documents.

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2.           DEFINITIONS

All capitalized terms used in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement, unless the context of this Guaranty requires otherwise.

3.           REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

3.1.          Organization, Powers. Guarantor: (i) is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Texas; (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform (and the officer or manager executing this Guaranty on behalf of Guarantor has been duly authorized to so act and execute this Guaranty on behalf of the Guarantor), and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Documents to which it is a party.

3.2.          Execution of Guaranty. Guarantor is a subsidiary of Borrower and will substantially benefit from Lender’s Loan to Borrower. This Guaranty, and each other Loan Document to which Guarantor is a party, have been duly executed and delivered by Guarantor. Execution, delivery and performance of this Guaranty and each other Loan Document to which Guarantor is a party will not: (i) violate any provision of any law, rule or regulation, any judgment, order, writ, decree or other instrument of any governmental authority, or any provision of any contract or other instrument to which Guarantor is a party or by which Guarantor or any of its properties or assets are bound; (ii) result in the creation or imposition of any lien, claim or encumbrance of any nature, other than the liens created by the Loan Documents; and (iii) require any consent from, exemption of, or filing or registration with, any governmental authority or any other Person, other than any filings in connection with the liens created by the Loan Documents.

3.3.          Obligations of Guarantor. This Guaranty and each other Loan Document to which Guarantor is a party are the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The making of the Loan by Lender to Borrower and the assumption by Guarantor of its obligations hereunder and under any other Loan Document to which Guarantor is a party will result in material benefits to Guarantor. This Guaranty was entered into by Guarantor for commercial purposes.

3.4.          Litigation. There is no demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever at law or in equity or by or before any governmental authority now pending or, to the knowledge of Guarantor, threatened, against or affecting Guarantor or any of its properties, assets or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Liabilities; (ii) Guarantor’s right to carry on its business substantially as now conducted (and as now contemplated); (iii) Guarantor’s financial condition; or (iv) Guarantor’s capacity to consummate and perform its obligations under this Guaranty or any other Loan Document to which Guarantor is a party.

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3.5.          No Defaults. Guarantor is not in default beyond the expiration of any applicable grace or cure periods, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any contract or other instrument to which Guarantor is a party or by which Guarantor or any of its properties or assets are bound.

3.6.          No Untrue Statements. To the knowledge of Guarantor, no Loan Document or other document, certificate or statement furnished to Lender by or on behalf of Borrower or Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to make the Loan.

4.           NO LIMITATION OF LIABILITY

4.1.          Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantor and, in full recognition of that fact, Guarantor consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness of this Guaranty: (i) change the manner, place or terms of payment of (including, without limitation, any increase or decrease in the principal amount of the Liabilities or the interest rate), and/or change or extend the time for payment of, or renew, supplement or modify, any of the Liabilities, any security therefor, or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Loan Documents as so changed, extended, renewed, supplemented or modified; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Liabilities; (iii) supplement, modify, amend or waive, or enter into or give any agreement, approval, waiver or consent with respect to, any of the Liabilities, or any part thereof, or any of the Loan Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iv) exercise or refrain from exercising any rights against Borrower or other Persons (including Guarantor) or against any security for the Liabilities; (v) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Liabilities, or any part thereof; (vi) accept partial payments on the Liabilities; (vii) receive and hold additional security or guaranties for the Liabilities, or any part thereof; (viii) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender, in its sole and absolute discretion, may determine; (ix) add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other Person who is in any way obligated for any of the Liabilities, or any part thereof; (x) settle or compromise any Liabilities, whether in a Proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration and in whatever manner Lender deems appropriate), and subordinate the payment of any of the Liabilities, whether or not due, to the payment of liabilities owing to creditors of Borrower other than Lender and Guarantor; (xi) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Liabilities, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Liabilities; (xii) apply any sums it receives, by whomever paid or however realized, to any of the Liabilities and/or (xiii) take any other action which might constitute a defense available to, or a discharge of, Borrower or any other Person (including Guarantor) in respect of the Liabilities.

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4.2.          The invalidity, irregularity or unenforceability of all or any part of the Liabilities or any Loan Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Lender, or otherwise, shall not affect, impair or be a defense to Guarantor’s obligations under this Guaranty.

4.3.          Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently of any other remedy, guaranty or security Lender at any time may have or hold in connection with the Liabilities, and it shall not be necessary for Lender to marshal assets in favor of Borrower, any other guarantor of the Liabilities or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower or any other Person, or to proceed against Borrower or any other guarantor of the Liabilities or any collateral provided by any Person, and agrees that Lender may proceed against any obligor (including Guarantor) and/or the collateral in such order as Lender shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that Lender and Borrower may deal with each other in connection with the Liabilities or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

4.4.          Guarantor expressly waives, to the fullest extent permitted by applicable law, any and all defenses which Guarantor shall or may have as of the date hereof arising or asserted by reason of: (i) any disability or other defense of Borrower, or any other guarantor for the Liabilities, with respect to the Liabilities; (ii) the unenforceability or invalidity of any security for or guaranty of the Liabilities or the lack of perfection or continuing perfection or failure of priority of any security for the Liabilities; (iii) the cessation for any cause whatsoever of the liability of Borrower, or any other guarantor of the Liabilities (other than by reason of the full payment and performance of all Liabilities (other than contingent indemnification obligations)); (iv) any failure of Lender to marshal assets in favor of Borrower or any other Person; (v) any failure of Lender to give notice of sale or other disposition of collateral to Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Liabilities, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Liabilities; (vii) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or any other guarantor of the Liabilities, or of any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount or in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (ix) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (x) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (xii) any use of collateral under Section 363 of the United States Bankruptcy Code; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiv) the avoidance of any lien or security interest in favor of Lender for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Liabilities (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document. Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Liabilities.

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4.5.          This is a continuing guaranty and shall remain in full force and effect as to all of the Liabilities until such date as all amounts owing by Borrower to Lender shall have been paid in full in cash and all obligations of Borrower with respect to any of the Liabilities shall have terminated or expired (other than contingent indemnification obligations) (such date is referred to herein as the “Termination Date”).

5.           LIMITATION ON SUBROGATION

Until the Termination Date, Guarantor waives any present or future right to which Guarantor is or may become entitled to be subrogated to Lender’s rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Liabilities have not been paid in full, Guarantor shall hold such funds or property in trust for Lender and shall forthwith pay over to Lender such funds and/or property to be applied by Lender to the Liabilities.

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6.           COVENANTS

6.1.          Financial Statements; Compliance Certificate. No later than ten (10) days after written request therefore from Lender, Guarantor shall deliver to Lender: (a) financial statements disclosing all of Guarantor’s assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and in form acceptable to Lender, signed by Guarantor, and certified by Guarantor to Lender to be true, correct and complete in all material respects; (b) complete copies of federal tax returns, including all schedules, each of which shall be signed and certified by Guarantor to be true and complete copies of such returns; and (c) such other information respecting the Guarantor as Lender may from time to time reasonably request.

6.2.          Subordination of Other Debts. Guarantor hereby: (a) subordinates the obligations now or hereafter owed by Borrower to Guarantor (“Subordinated Debt”) to any and all obligations of Borrower to Lender now or hereafter existing while this Guaranty is in effect, and hereby agrees that Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Liabilities.

6.3.          Security for Guaranty. All of Guarantor’s obligations and liability evidenced by this Guaranty is also secured by all of the Collateral of the Guarantor pursuant to that certain Security Agreement by and between the Guarantor and Lender made of even date herewith (the “Security Agreement”). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreement or any other Loan Documents to which Guarantor is a party which are to be kept and performed by the Guarantor are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and the Guarantor covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

7.           EVENTS OF DEFAULT

Each of the Events of Default in the Credit Agreement shall constitute an Event of Default hereunder.

8.           REMEDIES.

8.1.          Upon an Event of Default, as provided in the Credit Agreement, all liabilities and obligations of Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, Lender may:

8.1.1.          Enforce the obligations of Guarantor under this Guaranty.

8.1.2.          To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Liabilities any sum owed by Lender in any capacity to Guarantor whether due or not.

8.1.3.          Perform any covenant or agreement of Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Lender may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Lender in connection with the foregoing shall be included in the Liabilities guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by Lender shall not be deemed to be a waiver or release of Guarantor hereunder and shall be without prejudice to any other right or remedy of Lender.

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8.2.          Settlement of any claim by Lender against Borrower, whether in any Proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Borrower or any other obligated Person and legally retained by Lender in connection with the settlement (unless otherwise provided for herein).

9.           MISCELLANEOUS.

9.1.          Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Guarantor to any governmental authority having jurisdiction over Lender or to any present, future or prospective participant or successor in interest in the Note. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Guarantor.

9.2.          Remedies Cumulative. The rights and remedies of Lender, as provided herein and in any other Loan Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

9.3.          Integration. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

9.4.          Attorneys’ Fees and Expenses. If Lender retains the services of counsel by reason of a claim of an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Lender’s approval under the Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be secured hereby.

9.5.          No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

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9.6.          Waiver. Except as otherwise provided herein or in any of the Loan Documents, Guarantor waives notice of acceptance of this Guaranty and notice of the Liabilities and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which Guarantor might otherwise be entitled or which might be required by law to be given by Lender. Guarantor waives the right to any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it. Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Lender any defenses, set-offs, counterclaims, or claims that Guarantor may have at any time against Borrower or any other party liable to Lender.

9.7.          No Third Party Beneficiary. Except as otherwise provided herein, Guarantor and Lender do not intend the benefits of this Guaranty to inure to any third party and no third party (including Borrower) shall have any status, right or entitlement under this Guaranty.

9.8.          Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.9.          Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by Guarantor without the prior written consent of Lender, and any such assignment or attempted assignment by Guarantor shall be void and of no effect with respect to the Lender.

9.10.         Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.11.         Sales or Participations. Lender may from time to time sell or assign the Note, in whole or in part, or grant participations in the Note and/or the obligations evidenced thereby without the consent of Borrower or Guarantor (other than as provided in the Credit Agreement), provided, however, Lender shall provide written notice to Borrower and Guarantor of any such assignment or grant of participations. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender (to the extent of such holder’s interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantor (to the extent of such holder’s interest or participation), in each case as fully as though Guarantor was directly indebted to such holder. Lender may in its discretion give notice to Guarantor of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

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9.12.         MANDATORY FORUM SELECTION. Any dispute arising under, relating to, or in connection with the Agreement or related to any matter which is the subject of or incidental to the Agreement (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in Broward County, Florida.  This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with Florida law.

9.13.         Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Guaranty must be in writing and in each case properly addressed to the party to receive the same in accordance with the information below, and will be deemed to have been delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a Business Day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following Business Day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Guaranty may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation) that the notice has been received by the other party.  The addresses and facsimile numbers for such communications shall be as set forth below, unless such address or information is changed by a notice conforming to the requirements hereof. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances:

If to the Guarantor:	2915 Waters Road, Suite 108
Eagan, MN 55121
Attention: Kenneth Brimmer
Facsimile: (952) 545-2795

With a copy to:	Maslon Edelman Borman and Brand
(which shall not constitute notice)	3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attention: Doug Holod
Facsimile: (612) 642-8313

If to Lender:	TCA Global Credit Master Fund, LP
1404 Rodman Street
Hollywood, FL 33020
Attention: Robert Press
Facsimile: (786) 323-1651

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With a copy to:	Lucosky Brookman LLP
(which shall not constitute notice)	101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attention: Seth A. Brookman, Esq.
Facsimile: (732) 395-4401

9.14.         Governing Law. Except in the case of the Mandatory Forum Selection clause set forth in Section 9.12 hereof, this Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Nevada without reference to conflict of laws principles.

9.15.         Joint and Several Liability. The word “Guarantor” or “Guarantors” shall mean all of the undersigned persons, if more than one, and their liability shall be joint and several. The liability of Guarantor shall also be joint and several with the liability of any other guarantor under any other guaranty.

9.16.         Continuing Enforcement. If, after receipt of any payment of all or any part of the Liabilities, Lender is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and Guarantor shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Liabilities, the cancellation, conversion or redemption of the Note, this Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

9.17.         WAIVER OF JURY TRIAL. GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, LENDER AND GUARANTOR WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT PURCHASE THE NOTES IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

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IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

HDI PLASTICS, INC.

By:
Name:
Title:

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